UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2005

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On April 4, 2005, Del Monte Corporation (“DMC”), the wholly-owned operating subsidiary of Del Monte Foods Company, entered into a Logistics Services Agreement (the “Agreement”) with Pacer Global Logistics, Inc. Pursuant to the Agreement, Pacer Global Logistics, Inc.(“PGL”) will provide, through its Supply Chain Services Division, comprehensive logistics services on behalf of DMC in connection with the shipment of goods from various origins to various destinations. Such services will include:

•	The transportation of finished product from DMC and co-packer facilities to DMC distribution centers and customers;

•	Carrier management;

•	Management of carrier and customer accessorial charges;

•	Freight payment;

•	Shipment tracking and communication;

•	Freight dispatch services;

•	Shipment optimization using various shipping modes, carriers, routes and configurations; and

•	Tracking, asserting, collecting and otherwise resolving freight claims.

Subject to the terms of the Agreement, PGL is committing to honor certain benchmark transportation rates (subject to certain assumptions and contingencies), which rates are subject to adjustment periodically pursuant to indices mutually agreed to by the parties. The Agreement also provides for the sharing of transportation cost savings once certain savings targets are achieved. Under the Agreement, PGL will be responsible for managing the transportation of a significant portion of DMC’s product moving from DMC’s distribution centers to customer locations.

Under the Agreement, PGL is required to provide or arrange for the equipment necessary to transport DMC products and the personnel necessary to manage the logistics function. PGL is required to also provide reports as reasonably requested by DMC and DMC will have access to relevant PGL records as necessary to validate payments and other transaction information. The Agreement has a term of three (3) years, subject to renewal with the consent of both parties. The Agreement is terminable by either party for cause, which includes a material failure to perform one or more responsibilities under the agreement. The Agreement provides for arbitration to resolve disputes and is governed by Delaware law.

The foregoing summary of the Logistics Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Logistics Services Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

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(c) Exhibits.

Exhibit	Description
10.1	Logistics Services Agreement entered into as of April 4, 2005 and dated effective March 4, 2005 between Del Monte Corporation and
Pacer Global Logistics, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: April 7, 2005	By:	/s/ James Potter

Name: James Potter
Title: Secretary

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EXHIBIT INDEX

Exhibit	Description
10.1	Logistics Services Agreement entered into as of April 4, 2005 and dated effective March 4, 2005 between Del Monte Corporation and
Pacer Global Logistics, Inc.

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